Restricted Net Assets	12 Months Ended
Dec. 31, 2017
Restricted Net Assets
17.	Restricted Net Assets

Relevant PRC laws and regulations permit payments of dividends by the subsidiaries and the VIEs incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, each of the Company’s subsidiaries and VIEs is required to annually appropriate 10% of net after-tax income to the statutory general reserve fund (Note 2(z)) prior to payment of any dividends, unless such reserve funds have reached 50% of its respective registered capital. For the years ended December 31, 2015, 2016 and 2017, the statutory reserve amounted to nil and RMB 6,662 and RMB 6,730 respectively. As a result of these and other restrictions under PRC laws and regulations, the subsidiaries, VIEs and VIE subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances of the Group’s total consolidated net assets. As of December 31, 2015, 2016 and 2017, the total restricted net assets of the Company’s subsidiaries, VIEs and VIE subsidiaries incorporated in PRC and subjected to restriction amounted to approximately RMB87,321, RMB178,085 and RMB110,880, respectively. Even though the Group currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the Company may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends or distributions to its shareholders. Except for the above, there is no other restriction on the use of proceeds generated by the Group’s subsidiaries, VIEs and VIE subsidiaries to satisfy any obligations of the Group.